PEAR TREE FUNDS

Summary Prospectus August 1, 2010 (Supplemented May 26, 2011)
Pear Tree Emerging Markets Fund                          Ordinary Shares: QFFOX
Institutional Shares: QEMAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.quantfunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@quantfunds.com. The current prospectus and statement of additional information dated August 1, 2010, supplemented January 27, 2011, February 4, 2011, April 1, 2011 and May 26, 2011, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.49%	0.50%
Acquired Fund Fees and Expenses*	0.05%	0.05%
Total Annual Fund Operating Expenses	1.79%	1.55%

* Expenses incurred by the Fund as a result of investment in other mutual funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$182	$563	$970	$2,105
Institutional Class	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may results in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio for each class.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, including depository receipts, warrants and rights, of emerging markets issuers. An emerging markets issuer is based on country classification assigned by MSCI and is from a country included in the MSCI Emerging Markets Index (“MSCI EM”). Emerging Markets Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments. The Fund may invest in companies of any capitalization.

Currently countries included in the MSCI EM Index include: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Fund may invest in other countries it considers an emerging markets.

The Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. The Fund may invest greater than 25% of its assets in a particular region, but not in a country.

The Fund employs a “quantitative” investment approach to selecting investments. The quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The Advisor’s Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, the Fund’s Advisor can monitor a portfolio of securities for consistency with the Fund’s investment objectives. The Fund’s Advisor also uses qualitative analysis, due diligence, fundamental research, and analysis of an issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models. The Fund may lend portfolio securities in an attempt to generate revenue and improve performance for the Fund. The extent of securities loaned will vary based on market conditions and other factors.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected. Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income investments.

Foreign Securities

Investment in non-U.S. securities are subject to certain risks, which may include: adverse currency movements, different accounting, auditing and financial reporting standards; adverse political and economic developments, including tax increases; limited legal recourse; unreliable or untimely information; higher trading costs, brokerage commissions and custodial fees; higher volatility and lower liquidity.

Emerging Markets

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it even more difficult to value their emerging markets investments than the Fund’s other foreign investments.

Derivatives

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on a Fund’s risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities. Derivatives may be used for both hedging and investment purposes. Derivatives the Fund may use include forward foreign currency exchange contracts, futures and options on securities.

Non-Diversification

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

Securities Lending Risk

Securities lending involves two primary risks “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance

The following bar charts and tables provide some indication of the risks of investing in a Fund by showing changes in each Fund’s performance over time. The tables also compare a Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. Updated performance information is available at www.quantfunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of 6/30/2010 is –6.38%

Best Quarter:	Q4 2003	32.05%
Worst Quarter:	Q4 2008	–32.62%

Average Annual Total Returns for the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	70.37%	11.49%	10.54%
Ordinary Shares After Taxes on Distributions	70.02%	10.93%	10.15%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	45.96%	9.94%	9.32%
Institutional Shares Before Taxes	70.72%	11.82%	10.98%
MSCI EM Index	79.02%	15.88%	10.11%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Pear Tree Advisors, Inc. The Fund is sub-advised by PanAgora Asset Management, Inc., (“PanAgora”).

Investment Team	Fund Experience
Joel G. Feinberg	Portfolio Manager of the Fund since 2008
Sanjoy Ghosh, Ph.D.	Portfolio Manager of the Fund since 2008
Ronald Hua, CFA	Portfolio Manager of the Fund since 2008
Dmitri Kantsyrev, Ph.D., CFA	Portfolio Manager of the Fund since 2008

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000 Ongoing Investment Minimum Both Classes: 50 shares	Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.quantfunds.com

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.